EXHIBIT 10.at

                    SECOND MODIFICATION OF CREDIT AGREEMENT,
                 GUARANTY AGREEMENTS AND RELATED LOAN DOCUMENTS


         THIS SECOND MODIFICATION OF CREDIT AGREEMENT, GUARANTY AGREEMENTS AND RELATED LOAN DOCUMENTS (this "MODIFICATION AGREEMENT") is entered into as of March 31, 2000, by and between SBS TECHNOLOGIES, INC., a New Mexico corporation ("BORROWER"), BANK OF AMERICA, N.A., formerly NationsBank, N.A., a national banking association ("LENDER"), and the Subsidiaries of Borrower listed as Guarantors on the signature pages hereof (the "GUARANTORS").

                                R E C I T A L S:

         WHEREAS, Borrower and Lender (under its prior name, NationsBank, N.A.) have previously executed that certain Credit Agreement (as modified, amended and supplemented from time to time, the "CREDIT AGREEMENT") dated as of December 1, 1998, pursuant to which Lender has made available to Borrower a revolving credit loan facility currently in the amount of $25,000,000, which Credit Agreement has been amended by (i) that certain Note Modification Agreement dated as of November 30, 1999 and (ii) Modification of Credit Agreement, Guaranty Agreements and Related Loan Documents dated as of January 31, 2000 (the "FIRST MODIFICATION")(any capitalized term used but not otherwise defined herein shall have the meaning set forth in the Credit Agreement); and

         WHEREAS, the indebtedness under the Credit Agreement is evidenced by that certain Amended and Restated Revolving Promissory Note (the "RESTATED NOTE") dated January 31, 2000, in the principal face amount of $25,000,000.00, executed by Borrower and payable to the order of Lender, which Restated Note amended and restated that certain Revolving Promissory Note, dated December 1, 1998, in the principal face amount of $15,000,000.00, executed by Borrower and payable to the order of Lender; and

         WHEREAS, Borrower and the Guarantors have requested an increase in the revolving credit facility to $30,000,000, and certain other modifications to the Credit Agreement, the Guaranty Agreements and the other Loan Documents; and

         WHEREAS, Lender has agreed to such modifications, subject to the terms and conditions hereof, including without limitation that certain assets of Borrower and Guarantors be pledged as collateral to secure all of the Obligations under and as defined in the Credit Agreement, as modified and increased hereby, pursuant to the Security Agreement (hereinafter defined), and upon the terms and conditions contained herein.

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                               A G R E E M E N T:

         NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that for and in consideration of the terms, conditions and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender, Borrower and the Guarantors agree as follows:

         1. INCREASE IN AVAILABLE COMMITMENT. From and after the effective date hereof, the maximum amount of the revolving credit facility under the Credit Agreement shall be increased from $25,000,000.00, to $30,000,000.00. Accordingly, the definition of "AVAILABLE COMMITMENT" set forth in Section 1.1 of the Credit Agreement shall be amended to read in its entirety as follows:

                  "AVAILABLE COMMITMENT" means the maximum amount available to be advanced under the Credit Facility, being $15,000,000.00 as of the Closing Date through January 30, 2000; $25,000,000.00 as of January 31, 2000 through March 30, 2000; and $30,000,000.00 from and after March 31, 2000, subject to reduction as provided in SECTION 3.6(C)."

         2. RESTATED NOTE. To evidence the increased Available Commitment, Borrower shall execute and deliver to Lender contemporaneously with this Modification Agreement, a Second Amended and Restated Revolving Promissory Note (the "SECOND RESTATED NOTE") dated the date hereof, in the original principal face amount of $30,000,000.00, payable to the order of Lender, in substantially the same form as the Note, which Second Restated Note shall be in renewal, extension, amendment, restatement and replacement of the Restated Note. From and after the date hereof, all references to the term "Note" in the Credit Agreement, each Guaranty Agreement, and all other Loan Documents shall mean and refer to the Second Restated Note. Accordingly, the definition of "Note' in the Credit Agreement is hereby amended to read in its entirety as follows:

                  "NOTE" means the Revolving Promissory Note dated the date hereof, in the maximum principal amount of $15,000,000.00, executed by Borrower and payable to the order of Lender, in the form of EXHIBIT A attached hereto, as amended, extended, restated and replaced by the Amended and Restated Revolving Promissory Note dated January 31, 2000, in the maximum principal amount of $25,000,000.00, as further amended, extended, restated and replaced by the Second Amended and Restated Revolving Promissory Note dated March 31, 2000, in the maximum principal amount of $30,000,000.00, and any and all renewals, supplements, extensions, modifications, amendments, restatements and replacements thereof."

         The Restated Note held by Lender shall be legended to show that it has been amended, restated and replaced by the Second Restated Note, and then returned to Borrower.

         3. TERMINATION DATE. The termination of the revolving credit facility is changed to March 31, 2001, subject to the terms and conditions set forth in the Credit Agreement. Accordingly, clause (i) of the definition of "Termination Date" in Section 1.1 of the Credit Agreement (as amended by the First Modification) is amended to insert the date "March 31,

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2001", in place of "November 30, 2001." Any reference to the "Termination Date"
in the Credit Agreement, the Second Restated Note, the Guaranty Agreements or any other Loan Document shall mean and refer to such new Termination Date.

         4. ACQUISITION OF SDL. Borrower has requested use of the proceeds of an Advance in an amount up to $25,000,000 in connection with its acquisition of 100% of the stock of SDL Communications, Inc., a Massachusetts corporation ("SDL"). Notwithstanding the definition of "Permitted Acquisition" in Section
1.1 of the Credit Agreement or the provisions of Section 6.7 of the Credit Agreement, Lender hereby agrees that up to $25,000,000 of the Available Commitment may be used for an Advance for the acquisition by Borrower of 100% of SDL's stock, subject to all other terms and conditions of Section 6.7 of the Credit Agreement.

         5. COLLATERAL. For and in consideration of the increase in the Available Commitment and other modifications and consents herein, from and after the date hereof, all accounts and inventory of Borrower and the Guarantors shall be pledged as security for all of the Obligations. Accordingly, and as a condition to the effectiveness hereof, Borrower and all the Guarantors shall execute and deliver to, and in favor of, Lender, a Security Agreement (herein so called) dated the date hereof, in form and content acceptable to Lender in all respects. Upon consummation of Borrower's acquisition of SDL, the assets of that subsidiary shall also be pledged, and, accordingly, SDL shall join in the execution of the Security Agreement.

         6. GUARANTY AGREEMENTS. Each of the undersigned Guarantors expressly acknowledges and agrees to the increase in the Available Commitment to $30,000,000, and the change of the Termination Date to March 31, 2001, and agrees to execute an amended and restated Guaranty Agreement as a condition to increasing the available Commitment. In addition, immediately upon Borrower's acquisition of the stock of SDL, SDL shall become a Guarantor for all purposes under the Credit Agreement and other Loan Documents, and, accordingly, SDL shall execute a Guaranty Agreement in substantially the same form as the Guaranty Agreement executed by the existing Guarantors on the date hereof. All Guarantors shall also execute a replacement Contribution and Indemnification Agreement.

         7. ACQUISITION OF SDL. If Borrower's acquisition of the stock of SDL is consummated, then from and after the date of such acquisition, due to the change in Tangible Net Worth that will result from the goodwill acquired in such transaction, Section 6.10 of the Credit Agreement shall be amended such that effective as of the date of the acquisition of SDL, (i) the number in clause (a) thereof shall be reduced to $30,000,000. If the acquisition of SDL does not occur for any reason, the foregoing amendment shall not become effective.

         8. DEFINITION OF DOCUMENTS. All references to the Credit Agreement therein and in the other Loan Documents shall mean the Credit Agreement as amended hereby. The definition of "Loan Documents", as defined in and as used in the Credit Agreement, each Guaranty Agreement and all other Loan Documents, shall be, and is hereby, modified to include this Modification Agreement and any and all documents executed in connection herewith, including without limitation the Second Restated Note.

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         9. CONDITIONS PRECEDENT TO THIS MODIFICATION AGREEMENT. As conditions precedent to this Modification Agreement and the agreements herein and modifications to the Credit Agreement pursuant hereto, all of the following shall have been satisfied:

         (a) Borrower and the Guarantors shall have executed and delivered to Lender this Modification Agreement;

         (b) Borrower shall have executed and delivered to Lender the original Second Restated Note;

         (c) Borrower and Guarantors shall have executed and deliverd the Security Agreement;

         (d) Each Guarantor shall have executed and delivered an amended and restated Guaranty Agreement and an amended and restated Contribution and Indemnification Agreement;

         (e) Borrower shall have delivered, or cause to be delivered, to Lender all corporate resolutions, consents, certificates or documents as Lender may request relating to (i) the existence of Borrower and the Guarantors, and (ii) the corporate authority for the execution, enforceability and validity of the Second Restated Note and this Modification Agreement, together with all other documents, instruments and agreements and any other matters relevant hereto or thereto, all in form and content satisfactory to Lender;

         (f) Borrower shall have paid to Lender the $1,000.00 commitment fee for the increase of the Available Commitment as agreed to between Borrower and Lender, the reasonable attorneys' fees and expenses of Lender's counsel, and any other fees as agreed in connection with this Modification Agreement; and

         (g) No Default of Event of Default shall exist.

         10. REAFFIRMATION OF OBLIGATIONS. Borrower and the Guarantors acknowledge and agree that they are well and truly indebted to Lender pursuant to the Credit Agreement, the respective Guaranty Agreements, the Second Restated Note and the other Loan Documents, as modified hereby. Except as expressly modified hereby and by the amended and restated Guaranty Agreement, all terms, provisions, representations, warranties, covenants and agreements of Borrower and each Guarantor contained in the Credit Agreement, each Guaranty Agreement, and the other Loan Documents shall remain unchanged are hereby ratified and confirmed by Borrower and the Guarantors, and all such agreements shall be and shall remain in full force and effect, enforceable in accordance with their terms.

         11. NO IMPLIED WAIVERS. None of the amendments or modifications provided for herein shall be deemed a consent to or waiver of any breach of the same or any other covenant, condition or duty. Borrower and the Guarantors acknowledge and understand that Lender has no obligation to further amend or modify the Credit Agreement, the Note, the Second Restated Note or any of the other Loan Documents, or any of the terms, provisions or covenants thereof, and that Lender has made no representations regarding any such amendments or modifications. No

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failure or delay on the part of Lender in exercising, and no course of dealing with respect to, any right, power or privilege under this Modification Agreement, the Credit Agreement, the Guaranty Agreements, or any other Loan Document shall operate as a waiver thereof or of the exercise of any other right, power or privilege.

         12. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that (a) the execution, delivery, and performance by the Borrower and the Guarantors of this Modification Agreement and compliance with the terms and provisions hereof (i) have been duly authorized by all requisite action on the part of each such Person and (ii) do not, and will not violate or conflict with, or result in a breach of, or require any consent under (A) the articles of incorporation, certificate of incorporation, bylaws, partnership agreement or other organizational documents of any such Person, (B) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Tribunal or arbitrator, or (C) any material agreement or instrument to which any such Person is a party or by which any of them or any of their property is bound or subject; (b) the signatories below have been duly authorized by all necessary corporate action to make and enter this Modification Agreement as the duly authorized action and deed of Borrower and the Guarantors; (c) the representations and warranties contained in the Credit Agreement, as amended hereby, and the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof; and (d) upon execution and effectiveness hereof, no Default or Event of Default has occurred and is continuing.

         13. RATIFICATION. Except as otherwise expressly modified by this Modification Agreement and the Second Restated Note, all terms and provisions of the Credit Agreement, the Guaranty Agreements and the other Loan Documents shall remain unchanged and are ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with their terms.

         14. FURTHER ASSURANCES. Borrower shall execute and deliver to Lender such other documents as may be necessary or as may be required, in the opinion of Lender and/or counsel to Lender to effect the transactions contemplated hereby and to create and evidence the rights and remedies of the Lender under the Loan Documents.

         15. INCONSISTENT PROVISIONS. This Modification Agreement shall control in the case of any inconsistency between the terms and provisions hereof and those contained in the other Loan Documents.

         16. BINDING AGREEMENT. This Modification Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective legal representatives, successors and assigns.

         17. GOVERNING LAW. THIS MODIFICATION AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW MEXICO, EXCEPT TO THE EXTENT THAT UNITED STATES FEDERAL LAW APPLIES.

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         18. COUNTERPARTS; TELECOPIES. This Modification Agreement may be
executed in multiple counterparts, each of which shall be deemed an original for all purposes, and all of which, collectively, shall constitute one agreement. In addition, due execution of this Modification Agreement by any party may be evidenced by a telecopy reflecting such party's signature. Any party to this Modification Agreement shall be entitled to receive upon request, from any other party that has previously forwarded an executed counterpart of any such document by telecopy, a duplicate of such document bearing such other party's ink original signature.

         19. ENTIRE AGREEMENT. This Modification Agreement, the Credit Agreement, the Second Restated Note and the Guaranty Agreements together with the other Loan Documents, contain the entire agreement between the parties relating to the subject matter hereof and thereof.

         THIS MODIFICATION AGREEMENT, TOGETHER WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


       [Remainder of Page Intentionally Left Bank -- Signatures to Follow]



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         IN WITNESS WHEREOF, this Modification Agreement is executed effective as of the date first above written.


                             BORROWER:

                             SBS TECHNOLOGIES, INC.,
                             a New Mexico corporation


                             By:  /s/  James E. Dixon Jr.
                                  ------------------------------
                                  James E. Dixon, Jr.
                                  Vice President, Finance and Administration


                             LENDER:

                             BANK OF AMERICA, N.A., formerly NationsBank, N.A., a national banking association


                             By: /s/  John A. Sanchez
                                 -------------------------------
                             Name: John A. Sanchez
                                   -----------------------------
                             Title: Senior Vice President
                                    ----------------------------

                             GUARANTORS:

                             SBS TECHNOLOGIES, INC. CONNECTIVITY
                             PRODUCTS, f/k/a SBS Bit 3 Operations, Inc.

                             By: /s/  James E. Dixon Jr.
                                 -------------------------------
                             Name: James E. Dixon, Jr.
                                   -----------------------------
                             Title: Treasurer
                                    ----------------------------

                             SBS TECHNOLOGIES, INC. TELEMETRY AND
                             COMMUNICATIONS PRODUCTS, f/k/a SBS Berg
                             Telemetry Systems, Inc.

                             By: /s/  James E. Dixon Jr.
                                 -------------------------------
                             Name: James E. Dixon, Jr.
                                   -----------------------------
                             Title: Treasurer
                                    ----------------------------

                                  Page 7
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                             SBS TECHNOLOGIES INC. MODULAR I/O, f/k/a SBS
                             Greenspring Modular I/O, Inc.

                             By: /s/  James E. Dixon Jr.
                                 -------------------------------
                             Name: James E. Dixon, Jr.
                                   -----------------------------
                             Title: Secretary
                                    ----------------------------

                             SBS TECHNOLOGIES, INC. EMBEDDED
                             COMPUTERS, f/k/a SBS Embedded Computers, Inc.

                             By: /s/  James E. Dixon Jr.
                                 -------------------------------
                             Name: James E. Dixon, Jr.
                                   -----------------------------
                             Title: Treasurer
                                    ----------------------------

                             SBS TECHNOLOGIES INC. INDUSTRIAL
                             COMPUTERS, f/k/a SBS Micro Alliance, Inc.

                             By: /s/  James E. Dixon Jr.
                                 -------------------------------
                             Name: James E. Dixon, Jr.
                                   -----------------------------
                             Title: Treasurer
                                    ----------------------------

                             SBS TECHNOLOGIES INC. COMMUNICATIONS
                             PRODUCTS, f/k/a VI Computer

                             By: /s/  James E. Dixon Jr.
                                 -------------------------------
                             Name: James E. Dixon, Jr.
                                   -----------------------------
                             Title: Treasurer
                                    ----------------------------


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